EXHIBIT 16(b)

                    Schedules of Performance Quotations and
                        Adjusted Performance Quotations
                   for the Rydex Funds of Rydex Series Trust





              SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              RYDEX SERIES TRUST
                                 THE NOVA FUND


Average Annual Total Return (As of June 30, 1997):

                  P (1 + T)n = ERV

Where:   P =      a hypothetical initial payment of $1,000;

         T =      average annual total return;

         n =      number of years; and

         ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).


   EXAMPLE:

                                                   For the Period       For the Period
                                  For the               from                 from
                                  One-Year        July 12, 1993 1/      May 7, 1997 2/
                                Period Ended              to                  to
          P (1 + T)n = ERV     June 30, 1997        June 30, 1997        June 30, 1997

                P  =               $1,000              $1,000               $1,000

                T  =              44.7899%            25.8205%               116.6572%

                n  =                1.00               3.9699                0.1479

               ERV  =            $1,447.90            $2,488.85            $1,121.18

   ____________

   1/   The Nova Fund commenced operations on July 12, 1993.

   2/   The Nova Subaccount commenced operations on May 7, 1997.





          SCHEDULE FOR COMPUTATION OF ADJUSTED PERFORMANCE QUOTATIONS1/
                                RYDEX SERIES TRUST
                                  THE NOVA FUND

   Average Annual Total Return (As of June 30, 1997):

               P (1 + T)n = ERV

   Where:   P =      a hypothetical initial payment of $1,000;

            T =      average annual total return;

            n =      number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).1/

   EXAMPLE:
                                                     For the Period      For the Period
                                    For the              from                 from
                                   One-Year         July 12, 1993 2/     May 7, 1997 3/
                                 Period Ended              to                  to
          P (1 + T)n = ERV       June 30, 1997       June 30, 1997        June 30, 1997

                P  =                $1,000               $1,000              $1,000

                T  =                 42.8801%             24.7657%            113.2074%

                n  =                 1.00                3.9699               0.1479

               ERV  =              $1,428.80           $2,407.05            $1,118.52




   ____________

   1/   T h e se  total  return  performance  quotations  for  the  Nova  Fund
        (specifically,  the  ending  redeemable value of a hypothetical $1,000 payment,  or  fractional  portion thereof), for the periods indicated, have  been  adjusted  to  reflect  the  charges, deductions, fees, and expenses  paid  by and deducted from the Nova Subaccount (i.e., 4.80%, the estimated total subaccount annual operating expenses), rather than the  fees  and  expenses paid by the Nova Fund (i.e., 1.16%, the total
        fund  annual  operating  expenses).    These  performance  quotations,
        however,  have  not  been  further  adjusted  to  reflect  a benchmark objective  that seeks to provide investment returns that correspond to
        125% of the performance of the S&P500 Composite Stock Price Index (the
        Nova  Subaccount's  current  benchmark),  rather  than  to 150% of the performance  of  the  S&P Composite Stock Price Index (the Nova Fund's





        current benchmark). In a rising market (such as those in recent years), returns based on 125% of the performance of a benchmark would be significantly less than those based on 150% of the performance of the benchmark; in a falling market, returns based on 125% of the performance of the benchmark would be significantly greater than 150% of the performance of that benchmark.

   2/   The Nova Fund commenced operations on July 12, 1993.

   3/   The Nova Subaccount commenced operations on May 7, 1997.





                SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                RYDEX SERIES TRUST
                                  THE URSA FUND


   Average Annual Total Return (As of June 30, 1997):

                     P (1 + T)n = ERV

   Where:   P =      a hypothetical initial payment of $1,000;

            T =      average annual total return;

            n =      number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

                                                    For the Period       For the Period
                                  For the               from                 from
                                 One-Year         January 7, 1994 1/     May 7, 1997 2/
                               Period Ended               to                   to
         P (1 + T)n = ERV      June 30, 1997        June 30, 1997        June 30, 1997

               P  =               $1,000                $1,000               $1,000

               T  =             (19.8908)%            (12.7103)%             (39.7891)%

               n  =                1.00                 3.4795                0.1479

              ERV  =              $801.09              $623.14              $927.69

   ___________________

   1/   The Ursa Fund commenced operations on January 7, 1994.

   2/   The Ursa Subaccount commenced operations on May 7, 1997.





          SCHEDULE FOR COMPUTATION OF ADJUSTED PERFORMANCE QUOTATIONS1/
                                RYDEX SERIES TRUST
                                  THE URSA FUND

   Average Annual Total Return (As of June 30, 1997):

                     P (1 + T)n = ERV

   Where:   P =      a hypothetical initial payment of $1,000;

            T =      average annual total return;

            n =      number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).1/

   EXAMPLE:
                                                  For the Period         For the Period
                                For the                from                  from
                                One-Year        January 7, 1994 2/       May 7, 1997 3/
                              Period Ended               to                    to
         P (1 + T)n = ERV    June 30, 1997         June 30, 1997         June 30, 1997

               P  =              $1,000               $1,000                 $1,000

               T  =              (21.3621)%           (14.5045)%             (40.7373)%

               n  =               1.00                 3.4795                 0.1479

              ERV  =            $786.38               $579.70               $925.52




   ____________

   1/ T h e se total return performance quotations for the Ursa Fund (specifically, the ending redeemable value of a hypothetical $1,000 payment, or fractional portion thereof), for the periods indicated, have been adjusted to reflect the charges, deductions, fees, and expenses paid by and deducted from the Ursa Subaccount (i.e., 4.90%, the estimated total subaccount annual operating expenses), rather than the fees and expenses paid by the Ursa Fund (i.e., 1.34%, the total fund annual operating expenses ).

    2/  The Ursa Fund commenced operations on January 7, 1994.

   3/   The Ursa Subaccount commenced operations on May 7, 1997.





                SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                RYDEX SERIES TRUST
                                THE RYDEX OTC FUND


   Average Annual Total Return (As of June 30, 1997):

                     P (1 + T)n = ERV

   Where:   P =      a hypothetical initial payment of $1,000;

            T =      average annual total return;

            n =      number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

                                                    For the Period          For the Period
                                 For the                from                     from
                                One-Year         February 14, 19941/         May 7, 19972/
                              Period Ended                to                      to
        P (1 + T)n = ERV      June 30, 1997         June 30, 1997            June 30, 1997

              P  =               $1,000                 $1,000                  $1,000

              T  =               43.5738%              29.1204%                   43.0495%

              n  =                1.00                  3.3753                   0.1479

             ERV  =             $1,435.74             $2,369.44                $1,054.40

   __________________

   1/   The Rydex OTC Fund commenced operations on February 14, 1994.

   2/   The OTC Subaccount commenced operations on May 7, 1997.





          SCHEDULE FOR COMPUTATION OF ADJUSTED PERFORMANCE QUOTATIONS1/
                                RYDEX SERIES TRUST
                                THE RYDEX OTC FUND

   Average Annual Total Return (As of June 30, 1997):

                     P (1 + T)n = ERV

   Where:   P =      a hypothetical initial payment of $1,000;

            T =      average annual total return;

            n =      number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).1/

   EXAMPLE:
                                                    For the Period         For the Period
                                 For the                from                   from
                                One-Year         February 14, 19942/       May 7, 19973/
                              Period Ended                to                     to
       P (1 + T)n = ERV       June 30, 1997         June 30, 1997          June 30, 1997

             P  =                $1,000                 $1,000                 $1,000

             T  =                 41.7152%               27.9685%               40.8721%

             n  =                 1.00                  3.3753                  0.1479

            ERV  =              $1,417.15             $2,298.85              $1,052.01



   ____________

   1/ These total return performance quotations for the Rydex OTC Fund (specifically, the ending redeemable value of a hypothetical $1,000 payment, or fractional portion thereof), for the periods indicated, have been adjusted to reflect the charges, deductions, fees, and expenses paid by and deducted from the OTC Subaccount (i.e., 4.80%, the estimated total subaccount annual operating expenses), rather than the fees and expenses paid by the Rydex OTC Fund (i.e., 1.27%, total fund annual operating expenses).

   2/   The Rydex OTC Fund commenced operations on February 14, 1994.

   3/   The OCT Subaccount commenced operations on May 7, 1997.





                SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                RYDEX SERIES TRUST
                          THE RYDEX PRECIOUS METALS FUND


   Average Annual Total Return (As of June 30, 1997):

                     P (1 + T)n = ERV

   Where:   P =       a hypothetical initial payment of $1,000;

            T =       average annual total return;

            n =       number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:
                                                    For the Period       For the Period
                                 For the                from                  from
                                One-Year          December 1, 19931/     May 29, 19972/
                              Period Ended                to                   to
        P (1 + T)n = ERV      June 30, 1997         June 30, 1997         June 30, 1997

              P  =               $1,000                 $1,000               $1,000

              T  =             (22.6519)%             (9.2648)%               (70.4675)%

              n  =                1.00                  3.5808                0.0877

             ERV  =              $773.48               $706.00               $898.59

   __________

   1/   The  Rydex  Precious  Metals  Fund commenced operations on December 1,
        1993.

   2/   The Precious Metals Subaccount commenced operations on May 29, 1997.





          SCHEDULE FOR COMPUTATION OF ADJUSTED PERFORMANCE QUOTATIONS1/
                                RYDEX SERIES TRUST
                          THE RYDEX PRECIOUS METALS FUND

   Average Annual Total Return (As of June 30, 1997):

                     P (1 + T)n = ERV

   Where:   P =       a hypothetical initial payment of $1,000;

            T =       average annual total return;

            n =       number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:
                                                     For the Period         For the Period
                                  For the                from                   from
                                  One-Year         December 1, 19932/       May 29, 19973/
                                Period Ended               to                     to
          P (1 + T)n = ERV     June 30, 1997         June 30, 1997          June 30, 1997

                P  =               $1,000                $1,000                 $1,000

                T  =               (23.8809)%            (10.8048)%             (70.8649)%

                n  =                1.00                 3.5808                  0.0877

               ERV  =             $761.19               $664.02                $897.52



   ___________

   1/ These total return performance quotations for the Rydex Precious M e t als Fund (specifically, the ending redeemable value of a hypothetical $1,000 payment, or fractional portion thereof), for the periods indicated, have been adjusted to reflect the charges, deductions, fees, and expenses paid by and deducted from the Precious Metals Subaccount (i.e., 4.80%, the estimated total subaccount annual operating expenses), rather than the fees and expenses paid by the Rydex Precious Metals Fund (i.e., 1.45%, total fund annual operating expenses).

   2/   The  Rydex  Precious  Metals  Fund commenced operations on December 1,
        1993.

   3/   The Precious Metals Subaccount commenced operations on May 29, 1997.





                SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                RYDEX SERIES TRUST
                       THE RYDEX U.S. GOVERNMENT BOND FUND


   Average Annual Total Return (As of June 30, 1997):

                     P (1 + T)n = ERV

   Where:   P =       a hypothetical initial payment of $1,000;

            T =       average annual total return;

            n =       number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

                                                   For the Period       For the Period
                                For the                 from                 from
                                One-Year          January 3, 19941/     May 29, 19972/
                              Period Ended                to                  to
       P (1 + T)n = ERV      June 30, 1997          June 30, 1997        June 30, 1997

             P  =                $1,000                $1,000               $1,000

             T  =               6.6878%                1.3570%                65.2488%

             n  =                 1.00                 3.49041               0.0877

            ERV  =             $1,066.88              $1,048.17            $1,045.02


    1/ The Rydex U.S. Government Bond Fund commenced operations on January 3, 1994.

   3/ The U.S. Government Bond Subaccount commenced operations on May 29, 1997.





          SCHEDULE FOR COMPUTATION OF ADJUSTED PERFORMANCE QUOTATIONS1/
                                RYDEX SERIES TRUST
                       THE RYDEX U.S. GOVERNMENT BOND FUND

   Average Annual Total Return (As of June 30, 1997):

                     P (1 + T)n = ERV

   Where:   P =       a hypothetical initial payment of $1,000;

            T =       average annual total return;

            n =       number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).1/

   EXAMPLE:
                                                   For the Period        For the Period
                                 For the               from                  from
                                One-Year         January 3, 19942/       May 29, 19973/
                              Period Ended               to                    to
         P (1 + T)n = ERV     June 30, 1997        June 30, 1997         June 30, 1997

               P  =              $1,000                $1,000                $1,000

               T  =                5.7528%              0.7999%               63.7523%

               n  =               1.00                 3.49041                0.0877

              ERV  =            $1,057.53            $1,028.20             $1,044.19


   ____________

   1/ T h ese total return performance quotations for the Rydex U.S. Government Bond Fund (specifically, the ending redeemable value of a hypothetical $1,000 payment, or fractional portion thereof), for the periods indicated, have been adjusted to reflect the charges, deductions, fees, and expenses paid by and deducted from the U.S. G o v ernment Bond Subaccount (i.e., 4.40%, the estimated total subaccount annual operating expenses), rather than the fees and expenses paid by the Rydex U.S. Government Bond Fund (i.e., 1.49%, total fund annual operating expenses).

    2/ The Rydex U.S. Government Bond Fund commenced operations on January 3, 1994.

   3/ The U.S. Government Bond Subaccount commenced operations on May 29, 1997.





                SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                RYDEX SERIES TRUST
                                  THE JUNO FUND


   Average Annual Total Return (As of June 30, 1997):

                     P (1 + T)n = ERV

   Where:   P =      a hypothetical initial payment of $1,000;

            T =      average annual total return;

            n =       number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).

   EXAMPLE:

                                                  For the Period          For the Period
                                 For the               from                    from
                                 One-Year         March 3, 19951/          May 7, 19972/
                               Period Ended              to                     to
         P (1 + T)n = ERV     June 30, 1997        June 30, 1997           June 30, 1997

               P  =               $1,000              $1,000                  $1,000

               T  =              (0.5817)%           (2.5557)%                 (10.1788)%

               n  =                1.00                2.33                    0.1479

              ERV  =              $994.18             $941.49                 $984.24

   ___________

   1/   The Juno Fund commenced operations on March 3, 1995.

   3/   The Juno Subaccount commenced operations on May 7, 1997.





          SCHEDULE FOR COMPUTATION OF ADJUSTED PERFORMANCE QUOTATIONS1/
                                RYDEX SERIES TRUST
                                  THE JUNO FUND

   Average Annual Total Return (As of June 30, 1997):

                     P (1 + T)n = ERV

   Where:   P =      a hypothetical initial payment of $1,000;

            T =      average annual total return;

            n =       number of years; and

            ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the periods (or fractional portion thereof).1/

   EXAMPLE:
                                                  For the Period      For the Period
                                For the                from               from
                                One-Year          March 3, 19952/     May 7, 19973/
                              Period Ended               to                 to
        P (1 + T)n = ERV     June 30, 1997         June 30, 1997      June 30, 1997

              P  =               $1,000               $1,000              $1,000

              T  =               (1.8958)%             (3.8324)%          (11.3636)%

              n  =                1.00                 2.3288              0.1479

             ERV  =             $981.04               $913.01            $982.31



   ____________

   1/ T h e se total return performance quotations for the Juno Fund (specifically, the ending redeemable value of a hypothetical $1,000 payment, or fractional portion thereof), for the periods indicated, have been adjusted to reflect the charges, deductions, fees, and expenses paid by and deducted from the Juno Subaccount (i.e., 4.90%, the estimated total subaccount annual operating expenses), rather than the fees and expenses paid by the Rydex U.S. Government Bond Fund (i.e., 1.58%, total fund annual operating expenses).

    2/  The Juno Fund commenced operations on March 3, 1995.

   3/   The Juno Subaccount commenced operations on May 7, 1997.